SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549


                                                    FORM 8-K/A


                                                  Current Report
                                          Pursuant to Section 13 or 15(d)
                                     of the Securities Exchange Act of 1934.




Date of Report (Date of earliest event reported) July 6, 1999

                  GENISYS RESERVATION SYSTEMS, INC.
         (Exact name of registrant as specified in its charter)


                                New Jersey
                (State or Other Jurisdiction of Incorporation)

 0-29188                                          22-2719541
(Commission File Number)            (I.R.S. Employer Identification No.)


2401 Morris Avenue, Union, New Jersey                07083
(Address of principal executive offices)           (Zip Code)
--------------------------------------------------------

(908) 810-8767
(Registrant's telephone number, including area code)
---------------------------------------------------------------

ITEM 5.Other Matters

         At the request of the Panel of The NASDAQ-Amex Market Group reviewing the continued listing of the Company's securities, the Company was requested:
"On or before July 7, 1999, the Company must make a public filing with the SEC and Nasdaq evidencing a minimum of $2,550,000 in net tangible assets. The filing must contain a May 31,1999 balance sheet with pro forma adjustments for any significant events or transactions occurring or before the filing date."


         For purposes of continued listing of the Company's securities on NASDAQ's Small Cap Market, the NASDAQ-Amex Market Group requested a public filing with the SEC and NASDAQ on or before July 7, 1999 evidencing a minimum of $2,550,000 net tangible assets (as defined by NASDAQ). The filing is to contain a May 31, 1999 historical balance sheet with pro forma adjustments for any significant events or transactions occurring on or before the filing date. Based on the accompanying pro forma balance sheet as of May 31, 1999, the Company had pro forma net tangible assets (as defined by NASDAQ) of $2,444,632 computed as follows:


Stockholders' equity

(total assets minus liabilities)                              $2,493,632
                                                              ==========


Less: Goodwill (reported in other assets)                         49,000
                                                              ----------

                                                              $2,444,632



Although as stated above the NASDAQ-Amex Market Group requested that the Company evidence a minimum of $2,550,000 in net tangible assets (as defined by NASDAQ) as of May 31, 1999. The NASDAQ-Amex Market Group requirement for continued listing on NASDAQ's Small Cap Market with regard to net tangible assets is that a company have net tangible assets (as defined by NASDAQ) of at least $2,000,000. Therefore, the Company believes that it meets the requirement for continued listing on NASDAQ's Small Cap market as to net tangible assets (as defined by NASDAQ).


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (b) Pro Forma Financial information
                  1. Pro Forma Balance Sheet at May 31, 1999.

                                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genisys Reservation Systems, Inc.
 (Registrant)

By:___________________________
           John Wasko, Treasurer

DATED: August  11, 1999




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


                                GENISYS RESERVATION SYSTEMS, INC. AND SUBSIDIARIES
                                            Development Stage Companies
                                  PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                   May 31, 1999
                                                    (Unaudited)

                                                                                                    Giving Effect
                                                                                                    to Receipt of $790,000
                                                      Historical                                    (Note B)
ASSETS                                                (Note A)               Adjustments

Current assets:
   Cash and cash equivalents                          $   45,415             $   790,000                $ 835,415
   Accounts receivable, less allowance for
doubtful accounts of $15,000                               48,330                                          48,330

   Prepaid expenses                                        41,434
                                                         --------            --------------             ---------
            Total current assets                          135,179                 790,000                 925,179

Investment in, and advances to, GEN O2, Inc.              434,777                                         434,777

Property and Equipment                                    105,929                                         105,929

Computer software, technology license and
related assets, less accumulated amortization          2,144,634                                        2,144,634

Other Assets                                              93,155                                      $    93,155
                                                      ------------           --------------           -----------
                                                      $ 2,913,674            $     790,000              3,703,674
                                                      ===========            =============             ==========
LIABILITIES AND STOCKHOLDERS EQUITY

Current liabilities:
   Current maturities of long-term debt               $   334,375                                    $  334,375
   Accounts payable and accrued expenses              $   425,940                                    $  425,940
   Accrued interest payable-related party                 188,269                                    $  188,269
   Accrued dividend payable                               188,333                                       188,333
===========================

         Total current liabilities                      1,131,917                                      1,131,917


Long-Term debt, less current maturities               $    78,125                                    $    78,125
                                                       ----------                                   -------------


STOCKHOLDERS EQUITY:                                   1,703,632                790,000               2,493,632
                                                       ------------            ---------              ---------



                                                      $2,913,674              $   790,000            $3,703,674
                                                       =========              ===========             =========

Note A - Represents the historical balance sheet at May 31, 1999.

Note B - Reflects the receipt of $790,000 in June 1999 from the private placement of common stock and the resultant issuance of 526,667 shares of common stock of the Company.

Note C - For purposes of continued listing of the Company's securities on NASDAQ's Small Cap Market, the NASDAQ-Amex Market Group requested a public filing with the SEC and NASDAQ on or before July 7, 1999 evidencing a minimum of $2,550,000 net tangible assets (as defined by NASDAQ). The filing is to contain a May 31, 1999 historical balance sheet with pro forma adjustments for any significant events or transactions occurring on or before the filing date. Based on the accompanying pro forma balance sheet as of May 31, 1999, the Company had pro forma net tangible assets (as defined by NASDAQ) of $2,627,965 computed as follows:


       Stockholders' equity (total assets minus liabilities)                $2,493,632
       Less: Goodwill (reported in other assets)                                49,000


                                                                            $2,444,632

Note D - Although as stated above the NASDAQ-Amex Market Group requested that the Company evidence a minimum of $2,550,000 in net tangible assets (as defined by NASDAQ) as of May 31, 1999. The NASDAQ-Amex Market Group requirement for continued listing on NASDAQ's Small Cap Market with regard to net tangible assets is that a company have net tangible assets (as defined by NASDAQ) of at least $2,000,000. Therefore, the Company believes that it meets the requirement for continued listing on NASDAQ's Small Cap market as to net tangible assets (as defined by NASDAQ).

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